SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule
     14a-6(e)(2)
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

INTER-TEL, INCORPORATED
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(Name of Registrant as specified in its charter)


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(Name of person(s) filing proxy statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1) or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (Set forth the amount on which the filing fee is calculated and state how it was determined:
                                                --------------------------------

(4)  Proposed maximum aggregate value of transaction:
                                                     ---------------------------
(5)  Total fee paid:
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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:
                            ----------------------------------------------------

(2)  Form, Schedule or Registration Statement No.:
                                                  ------------------------------

(3)  Filing Party:
                  --------------------------------------------------------------

(4)  Date Filed:
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
                             INTER-TEL, INCORPORATED
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                November 12, 1997

TO THE SHAREHOLDERS:

         NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of Inter-Tel, Incorporated, an Arizona corporation (the "Company"), will be held on November 12, 1997, at 10:00 a.m., local time, at the Company's offices located at 120 North 44th Street, Phoenix, Arizona 85034-1822, for the following purposes:

         1. Approval of an amendment to the Company's Restated Articles of Incorporation to increase the authorized number of Common Shares to 100,000,000.

         2. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         Only shareholders of record at the close of business on October 22, 1997 are entitled to notice of and to vote at the meeting.

         All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if he has previously returned a proxy.

                                   Sincerely,

                                   /s/ Thomas C. Parise
                                   THOMAS C. PARISE
                                   President
Phoenix, Arizona
October 31, 1997

                             INTER-TEL, INCORPORATED
                        120 North 44th Street, Suite 200
                           Phoenix, Arizona 85034-1822

                                 PROXY STATEMENT

                 INFORMATION CONCERNING SOLICITATION AND VOTING

General

         This Proxy Statement is furnished by Inter-Tel, Incorporated ("Inter-Tel" or the "Company"), for use at a Special Meeting of Shareholders to be held on November 12, 1997, at 10:00 a.m., local time (the "Special Meeting"), or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Special Meeting of Shareholders. The Special Meeting will be held at the Company's offices located at 120 North 44th Street, Phoenix, Arizona 85034-1822 (telephone number 602-302-8900).

         These proxy solicitation materials were mailed on or about October 31, 1997, to all shareholders entitled to vote at the Special Meeting.

Record Date and Share Ownership

         Shareholders of record at the close of business on October 22, 1997 (the "Record Date") are entitled to notice of and to vote at the meeting. As of the Record Date, 23,566,942 Common Shares of the Company were issued and outstanding. As of the Record Date, the following person was known by the Company to be, or may be deemed to be, the beneficial owner of more than 5% of the Company's Common Shares:

                                                Common Shares Beneficially Owned
                                                --------------------------------
                                                Number of               Percent
                Name                             Shares                 of Total
                ----                             ------                 --------

Steven G. Mihaylo                               5,500,000                 23.3%
120 North 44th Street, Suite 200
Phoenix, Arizona 85034

Deadline for Receipt of Shareholder Proposals

         Proposals of security holders of the Company that are intended to be presented by such shareholders at the annual meeting of the Company for the fiscal year ending December 31, 1997 must be received by the Company no later than November 23, 1997 in order to be included in the proxy statement and form of proxy relating to such meeting.

Revocability of Proxies

         The enclosed proxy is solicited by the Board of Directors of the Company. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Special Meeting and voting in person.

Voting and Solicitation

         On all matters brought for vote at the Special Meeting, one vote may be cast for each Common Share held. A quorum will be present if a majority of the votes entitled to be cast are present in person or by valid proxy. The approval of the amendment of the Restated Articles must be approved by a majority of the shares represented at the Special Meeting and entitled to vote. Consequently, proxies voted "Abstain" will have the same legal effect as votes against a proposal. In contrast, broker "non-votes" resulting from a broker's inability to vote a client's shares with respect to the proposed amendment will have no effect on the approval of the amendment.

         If the enclosed proxy is properly executed and returned to the Company in the enclosed envelope in time to be voted at the Special Meeting, it will be voted as specified on the proxy, unless it is properly revoked prior thereto.

         The cost of this solicitation will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding solicitation material to such beneficial owners. Proxies also may be solicited by certain of the Company's directors, officers and employees, personally or by telephone or telegram, without additional compensation.

                                AMENDMENT TO THE
                      RESTATED ARTICLES OF INCORPORATION OF
                             Inter-Tel, Incorporated
                                (Proposal No. 1)

         The Company's Restated Articles of Incorporation (the "Articles"), as currently in effect, provide that the Company is authorized to issue 30,000,000 Common Shares, no par value. On October 16, 1997, the Board of Directors authorized an amendment to the Articles to increase the authorized number of Common Shares to 100,000,000.

         Under the proposed amendment, the first paragraph of ARTICLE V of the Articles would be amended to read as follows:

                    This  Corporation is authorized to issue only
               one class of  shares,  which  shall be  designated
               Common Shares. The total authorized number of such shares is 100,000,000.

         On September 25, 1997, the Company's Board of Directors declared a stock dividend of one (1) Common Share for each outstanding Common Share as of October 7, 1997. The stock dividend was paid as of October 21, 1997. As a result, as of the Record Date, 23,566,942 Common Shares were issued and outstanding. In addition, as of the Record Date, 4,499,926 shares were reserved for future grant or for future issuance upon exercise of outstanding options under the Company's stock option plans and 500,000 shares were reserved for future issuance under the Company's Employee Stock Purchase Plan. Accordingly, as of the Record Date only 1,433,132 Common Shares, including 1,240,899 shares previously repurchased by the Company, were available for future issuance.

         The principal purpose of the proposed amendment to the Articles is to authorize additional Common Shares which will be available in the event that the Board of Directors determines that it is necessary or appropriate to raise additional capital through the sale of Common Shares, convertible debt or other equity-based securities, to acquire other companies or businesses or assets, to establish strategic relationships with corporate partners or to permit future stock dividends or stock splits. If the proposed amendment is adopted, 70,000,000 additional Common Shares of the Company will be available for issuance by the Board of Directors without any further shareholder approval, although certain large issuances of shares may require shareholder approval in accordance with the requirements of the Nasdaq National Market.

         The Company regularly consults with its financial advisors with respect to potential equity and debt financing transactions, acquisitions and strategic relationships. The Company recently announced that it intends to effect an underwritten public offering of its Common Shares, including 3,000,000 shares to be issued by the Company. The completion of the public offering is conditioned upon the approval of the proposed amendment at the Special Meeting. Depending upon market conditions, the Company may finance potential future growth through additional sales of equity securities. The Board of Directors believes it desirable that the Company have the flexibility to issue additional Common Shares without further shareholder approval if the Board of Directors determines that a transaction is in the best interests of the Company.

         The holders of Common Shares have no preemptive rights to purchase any stock of the Company. The additional shares might be issued at such times and under such circumstances as to have a dilutive effect on earnings per share and on the equity ownership of the present common shareholders.

         The flexibility of the Board of Directors to issue additional shares of stock could enhance the Board's ability to negotiate on behalf of the shareholders in a takeover situation. Although it is not the purpose of the proposed amendment, the authorized but unissued Common Shares also could be used by the Board of Directors to discourage, delay or make more difficult a change in the control of the Company. For example, such shares could be privately placed with purchasers who might align themselves with the board in opposing a hostile takeover bid. The issuance of additional shares might serve to dilute the stock ownership of persons seeking to obtain control and thereby increase the cost of acquiring a given percentage of the outstanding stock. The Board of Directors is not aware of any pending or proposed effort to acquire control of the Company.

         THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE AMENDMENT OF THE RESTATED ARTICLES SET FORTH HEREIN.

                                  OTHER MATTERS

         The Company knows of no other matters to be submitted at the Special Meeting. If any other matters properly come before the meeting, the persons named in the accompanying form of Proxy will vote, in their discretion, the shares they represent.

                                     THE BOARD OF DIRECTORS

Dated:  October 31, 1997

           This Proxy is Solicited on Behalf of the Board of Directors
                             INTER-TEL, INCORPORATED
                         Special Meeting of Shareholders


         The undersigned shareholder of Inter-Tel, Incorporated, an Arizona corporation (the "Company"), hereby appoints Steven G. Mihaylo, Thomas C. Parise and Kurt R. Kneip, and each of them, with full power of substitution to represent the undersigned and to vote all the shares of the Company which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Company to be held on November 12, 1997, at 10:00 a.m., local time, at the Company's offices located at 120 North 44th Street, Phoenix, Arizona 85034-1822, or any adjournment thereof (1) as hereinafter specified upon the proposal listed on the reverse side and as more particularly described in the Company's Proxy Statement, receipt of which is hereby acknowledged, and (2) in their discretion upon such other matters as may properly come before the meeting.


                                 (Continued, and to be signed, on reverse side).

(Continued from other side)

The Board of Directors recommends a vote FOR items 1 and 2.

1. Proposal to approve an amendment to the Company's Restated Articles of Incorporation to increase the authorized number of Common Shares to 100,000,000.

         |_|      FOR      |_|     AGAINST           |_|      ABSTAIN

2. In their discretion, upon such other business as may properly come before the meeting or any adjournment thereof.

         This Proxy will be voted as directed or, if no direction is indicated, will be voted for the approval of the amendment to the Company's Restated Articles of Incorporation, and in the discretion of the proxyholders, on such other business as may properly come before the meeting or any adjournment thereof.

(This Proxy should be marked, dated and signed by the shareholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing as officers or in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)


Signature                                                       Date
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Signature                                                       Date
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                        |_| CHECK HERE FOR ADDRESS CHANGE
            |_| CHECK HERE IF YOU PLAN TO ATTEND THE SPECIAL MEETING